Supplement to the Standard and Service Class Prospectuses
                                     for the
                    Lincoln Variable Insurance Products Trust
                              Dated April 30, 2007
                as Supplemented June 15, 2007 and August 27, 2007



                      LVIP Janus Capital Appreciation Fund

Effective November 1, 2007, the "Portfolio Manager" information in the chart in the "Management of the Funds" section is to be deleted and replaced with the following:

Portfolio Managers: Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall Fund.

Jonathan D. Coleman, CFA, is Co-Chief Investment Officer of Janus and is a co-portfolio manager of the Fund which he has co-managed since November 2007. In addition to the Fund, Mr. Coleman is also a portfolio manager of other Janus accounts. He joined Janus in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation and has 13 years of professional investment experience.

Daniel Riff is a co-portfolio manager of the Fund which he has co-managed since November 2007 and also serves as a portfolio manager of other Janus accounts. Prior to joining Janus in 2003, Mr. Riff was a strategy consultant focused on growth and innovation, working in Boston, London, and Johannesburg with consumer products, financial services, and healthcare firms. Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College, and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania. Mr. Riff has 5 years of professional investment experience.


This Supplement is dated November 8, 2007.






                 Please keep this Supplement with your records.